UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 20, 2007
                                                --------------------------------

                              GSAMP Trust 2007-HE2
              -----------------------------------------------------
                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
              -----------------------------------------------------
              (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
              -----------------------------------------------------
               (Exact name of sponsor as specified in its charter)

          Delaware                333-139817-07                13-3387389
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(State or other jurisdiction       (Commission               (IRS Employer
       of incorporation            File Number              Identification No.
        of depositor)           of issuing entity)            of depositor)

85 Broad Street, New York, New York                               10004
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(Address of principal executive offices of depositor)           (Zip Code)

Depositor's telephone number, including area code   (212) 902-1000
                                                 -------------------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On April 20, 2007, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2007-HE2 Mortgage Pass-Through Certificates, Series 2007-HE2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Avelo Mortgage, L.L.C., as servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and LaSalle Bank National Association, as trustee. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $953,736,200, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of April 17, 2007, by and between the Company and the Underwriter.

      The Class C, Class X and Class P Certificates were sold by the Depositor to Goldman, Sachs & Co. in a transaction exempt from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) under the Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of April 17, 2007, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2007, by and among GS Mortgage Securities Corp., as depositor, Avelo Mortgage, L.L.C., as servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and LaSalle Bank National Association, as trustee.

Exhibit 10.1 Representations and Warranties Agreement, dated as of April 20, 2007, by and between Goldman Sachs Mortgage Company and GS Mortgage Securities Corp. (included as Exhibit S to Exhibit
                  4).

Exhibit 10.2 ISDA Master Agreement, dated as of April 20, 2007, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., as swap provider and as cap provider, and Wells Fargo Bank, N.A., as securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.3 Schedule to the Master Agreement, dated as of April 20, 2007, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., as swap provider and as cap provider, and Wells Fargo Bank, N.A., as securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.4 Confirmation, dated March 30, 2007, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., as swap provider, Goldman Sachs Mortgage Company, L.P. and Wells Fargo Bank, N.A., as securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.5 Confirmation, dated March 30, 2007, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., as cap provider, Goldman Sachs Mortgage Company, L.P. and Wells Fargo Bank, N.A., as securities administrator (included as part of Exhibit X to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 23, 2007                        GS MORTGAGE SECURITIES CORP.


                                          By:   /s/ Michelle Gill
                                             -----------------------------------
                                             Name:  Michelle Gill
                                             Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.     Description                                      Electronic (E)
-----------     -----------                                      --------------

       1        Underwriting Agreement, dated as of April 17,          (E)
                2007, by and between GS Mortgage Securities
                Corp., as depositor and Goldman, Sachs & Co., as underwriter.

       4        Pooling and Servicing Agreement, dated as of           (E)
                March 1, 2007, by and among GS Mortgage
                Securities Corp., as depositor, Avelo Mortgage,
                L.L.C., as servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust
                Company, as a custodian and LaSalle Bank
                National Association, as trustee.

       10.1     Representations and Warranties Agreement, dated        (E)
                as of April 20, 2007, by and between Goldman
                Sachs Mortgage Company and GS Mortgage
                Securities Corp. (included as Exhibit S to
                Exhibit 4).

       10.2     ISDA Master Agreement, dated as of April 20,           (E)
                2007, by and between Goldman Sachs Mitsui
                Marine Derivatives Products, L.P., as swap provider and as cap provider, and Wells Fargo
                Bank, N.A., as securities administrator
                (included as part of Exhibit X to Exhibit 4).

       10.3     Schedule to the Master Agreement, dated as of          (E)
                April 20, 2007, by and between Goldman Sachs
                Mitsui Marine Derivatives Products, L.P., as swap provider and as cap provider, and Wells
                Fargo Bank, N.A., as securities administrator
                (included as part of Exhibit X to Exhibit 4).

       10.4     Confirmation, dated March 30, 2007, by and             (E)
                among Goldman Sachs Capital Markets, L.P.,
                Goldman Sachs Mitsui Marine Derivatives
                Products, L.P., as swap provider, Goldman Sachs
                Mortgage Company, L.P. and Wells Fargo Bank,
                N.A., as securities administrator (included as part of Exhibit X to Exhibit 4).

       10.5     Confirmation, dated March 30, 2007, by and             (E)
                among Goldman Sachs Capital Markets, L.P.,
                Goldman Sachs Mitsui Marine Derivatives
                Products, L.P., as cap provider, Goldman Sachs
                Mortgage Company, L.P. and Wells Fargo Bank,
                N.A., as securities administrator (included as part of Exhibit X to Exhibit 4).